MS P-1



                        SUPPLEMENT DATED NOVEMBER 1, 2006
                               TO THE PROSPECTUS
                               DATED MAY 1, 2006
                                       OF
                        FRANKLIN MUTUAL SERIES FUND INC.
                               Mutual Beacon Fund
                             Mutual Discovery Fund
                              Mutual European Fund
                         Mutual Financial Services Fund
                             Mutual Qualified Fund
                               Mutual Shares Fund


The prospectus is amended as follows:

I. The "Management" section is updated to reflect that Charles M. Lahr has primary responsibility for the investments of the Mutual Financial Services Fund. He has final authority over all aspects of the Mutual Financial Services Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated management requirements. The degree to which he may perform these functions, and the nature of these functions, may change from time to time.

               PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE